Exhibit 10.1

SNAIL GAMES USA, INC.

12049 Jefferson Blvd.

Culver City, CA 90230

October 10, 2025

Mr. Hai Shi

Chief Executive Officer and

Chief Strategy Officer

Snail, Inc. and Snail Games USA, Inc.

12049 Jefferson Blvd.
Culver City, CA 90230

Dear Mr. Shi,

Reference is made to that certain offer letter, dated March 27, 2023 (the “Original Offer Letter”), entered into by and between you and Snail Games USA, Inc., a California Corporation (“Snail Games” or the “Company”). The Company and its parent company, Snail, Inc., desire to amend the Original Offer Letter as set forth in this amendment (this “Amendment No. 1”). All capitalized terms not defined herein will have the meanings ascribed to them in the Original Offer Letter.

Effective October 6, 2025, the terms of your current employment with the Company and Snail, Inc., as memorialized in the Original Offer Letter, are amended as follows:

1.	Article 1 of the Original Offer Letter is hereby deleted in its entirety and replaced with the following:

“1.(A). Title. You will serve as the Chief Executive Officer and Chief Strategy Officer of the Company and Snail, Inc. Your title will be Founder, Chief Executive Officer, Chief Strategy Officer and Chairman of the Board of Directors.”

“1(B). Annual Salary. Your annual base salary will be Four Hundred Forty Thousand Dollars ($440,000). You will be paid in accordance with the Company’s standard payroll schedule.”

Except as noted above, all other terms of the Original Offer Letter will remain unchanged.

If you choose to accept the above terms, please sign a copy of this Amendment No. 1 and return it to us at your earliest convenience.

This Amendment No. 1 may be delivered via facsimile, electronic mail (including pdf), any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), or any other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered, and be valid and effective in all respects for all purposes.

Congratulations! If you have any questions regarding this offer for employment or benefits, please do not hesitate to contact me.

Sincerely,

By:	/s/ Heidy Chow
Name:	Heidy Chow
Title:	Chief Financial Officer

ACCEPTED

/s/ Hai Shi
Hai Shi

Dated: October 10, 2025

[Signature page to Amendment No. 1 to Offer Letter—Hai Shi]